                                                                    EXHIBIT 10.6
                               OPTION AGREEMENT


     This Option Agreement (this "Agreement") is entered into effective as of November 30, 2001 (the "Effective Date"), between and among Christine Bachmann ("Bachmann" and/or "Optionor"), GeoAlert Incorporated ("GeoAlert") and RDS Tasks of Ohio, Inc. ("RDS" or the "Optionee").

                                  WITNESSETH:


     Whereas:

     1. Bachmann is an owner of shares of Common Stock and will be at all times during the Term hereof in an amount not less than the number of Option Shares set forth herein;

     2  GeoAlert is a publicly traded Nevada corporation (the "Company");

     3. The Company's wholly owned subsidiary, Moonlight R&D, Inc., an Ohio corp oration ("Moonlight") and RDS have been parties to a Software License
Agreement (the "SLA"), pursuant to which RDS is required to develop and license to Moonlight certain software as more specifically described in the SLA;

     4. As an inducement for RDS to provide to Moonlight and GeoAlert the services specified in the SLA, and pursuant to certain understandings in respect of the SLA, Bachmann has agreed to grant to RDS this Option to purchase 7,500,000 shares of the voting common stock of the Company.

     Now, Therefore, in consideration of the mutual promises and covenants as set forth herein, and other valuable consideration, the receipt, adequacy, mutuality and sufficiency of which are hereby acknowledged, the Optionor, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions set forth herein, Bachmann hereby grants to RDS the right and option to purchase up to a total of 7,500,000 Shares of GeoAlert (the "Option Shares") at the price of One Third of One Thousand of a Dollar ($0.000333) per Option Share (the "Exercise Price") (all of the foregoing being the "Option") for a total Option Price of Two Thousand, Five Hundred Dollars ($2,500.00).

     2. Term of Option. The term of the Option shall be ten (10) years from and after the Effective Date (the "Term"). The Option shall expire at the close of regular business hours on the tenth (10th) anniversary of the Effective Date. Upon such expiration, this Agreement and all rights of RDS to exercise the Option shall automatically terminate.

     3. Vesting. The Option shall vest and become exercisable upon execution hereof.

     4. Manner of Exercise. To exercise the Option, which may be done in whole or in part at any time during the Term, RDS shall deliver to GeoAlert the following:
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     (a)  A duly completed and executed Notice of Exercise of Option in the form of Exhibit A hereto, setting forth the number of Option Shares with respect to which the Option is being exercised; and

     (b) Payment in full of the aggregate Exercise Price for all of the Option Shares being purchased upon such exercise, which shall be payable to Bachmann in cash.

RDS agrees to exercise the Option in increments of not less than 100,000 shares each.

     5. Issuance of Shares. Upon exercise of the Option prior to the expiration, termination or cancellation thereof and in accordance with all of the terms and conditions hereof, Bachmann shall convey and the Company shall issue that number of Option Shares which are the subject of each such exercise and they shall cause to be delivered to RDS a certificate for the number of Option Shares so purchased. All certificates representing shares purchased hereunder shall bear such restrictive legends as are required by applicable law. All of the shares of Common Stock of GeoAlert presently owned by Bachmann shall contemporaneously herewith have a legend set forth in a prominent place thereon referencing this Option and the terms and provisions hereof. A copy of this Agreement shall be delivered to the transfer agent of GeoAlert and the custodian of its shareholder records. RDS shall have no rights as a shareholder of the Company with respect to any Option Shares unless and until such Option Shares are actually issued in accordance with all of the terms and conditions of this Agreement, including any rights to vote such Option Shares or to grant or withhold any consent in respect of such Option Shares, or to receive any dividends or other distributions that may be declared or paid on or in respect of such Option Shares.

     6. Successors-In-Interest, Non-Transferability. The Option shall not be transferable by RDS and may be exercised by RDS and its successors. Any purported assignment, transfer, pledge, hypothecation or other disposition of the Option, and the levy of any execution, attachment, garnishment or similar process upon the Option, shall be void and of no effect.

     7. Amendments. This Agreement and the terms and conditions of the Option may not be amended in any manner unless such amendment is in a writing signed by Bachmann, the Company and RDS.

     8. Construction. The captions and section headings used in this Agreement are intended solely for convenience of reference. They do not form a part of this Agreement and may not be considered in interpreting it. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require. The use of feminine, masculine or neuter pronouns herein shall not be restrictive as to gender and shall be interpreted in all cases as the context may require. The use of the word "including", wherever it appears in this Agreement, shall not be construed to imply exclusivity and shall be interpreted to mean "including, without limitation", unless otherwise expressly stated herein.

     9. Investment Representations and Warranties. RDS represents and warrants to Bachmann and GeoAlert, and at the time of any exercise of the Option shall further represent and warrant to GeoAlert, that any Option Shares it may acquire by virtue of the exercise of the Option shall be acquired solely for Optionee's own account, for investment purposes only and not with a view to or any present intention of any resale or distribution of such shares or any part thereof, or of dividing Optionee's participation with others, and no other person has any interest in or right to such shares or has contributed or will contribute any funds to RDS. RDS understands and agrees that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and may not be sold, transferred or otherwise disposed of unless a registration statement with respect to such shares and qualification in accordance with any applicable state securities laws has become effective, or unless it is established to the satisfaction of the Company that an exemption from such registration and qualification is available, and that all certificates representing Option Shares purchased hereunder shall bear a restrictive legend concerning such restrictions upon transfer.

     10. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or sent by prepaid telegram, or mailed first class, posted prepaid, by registered or certified mail (notices sent by telegram or mailed shall be deemed to have been given and shall be effective on the date of dispatch or mailing, as the case may be) to the intended recipient at his address as set forth in the records of the Company from time to time.

     11. Counterparts; Signature Pages. This Agreement may be executed and delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered with separate signature pages with the same effect as though Bachmann, GeoAlert and RDS had executed and delivered the same signature page.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflict-of-laws or choice-of-laws provisions thereof, and any applicable federal law.

     In Witness Whereof; Bachmann, GeoAlert and RDS have caused this Option Agreement to be executed and delivered as of the Effective Date.

                                     Christine Bachmann (the "Optionor"):


                                     ___________________________________________


                                     GeoAlert Incorporated (the "Company"):


                                     By_________________________________________


                                     RDS Tasks of Ohio, Inc. (the "Optionee"):


                                     By  /s/ Robert Symonds
                                        ----------------------------------------
                                          Robert D. Symonds, its President

                                   EXHIBIT A

                         Notice of Exercise of Option

     Under a certain Option Agreement dated as of November 30, 2001 (the "Option Agreement"), the undersigned RDS Tasks of Ohio, Inc., an Ohio corporation ("RDS") has been granted an Option to purchase from Christine Bachmann ("Bachmann" and/or "Optionor") up to 7.5 Million Shares of Common Stock at ______ Cents ($0.___) Exercise Price per share (the "Shares"), of GeoAlert Incorporated ("GeoAlert") subject to the terms and conditions of the Option Agreement. Capitalized terms that are used but that are not otherwise defined in this Notice shall have the same meanings herein as ascribed in the Option Agreement.

     In order to induce Bachmann and GeoAlert to sell and issue the Shares to RDS, RDS hereby notifies, represents and warrants to and agrees with Bachmann and GeoAlert as follows:

     1. Notice of Exercise. RDS elects to exercise the Option and purchase _______________ of the total of ______________ Shares that it is entitled to purchase under the Option Agreement. At the same time that RDS is delivering this Notice to Bachmann and GeoAlert, RDS will also deliver to Bachmann a certified or bank cashier's check in the amount of $______________, which is the full amount of the Option Price payable by RDS for the Shares being purchased, payable to the order of "Christine Bachmann". RDS is delivering this Notice and the foregoing payment to Bachmann and to GeoAlert.

     2. Restricted Securities. RDS understands and acknowledges that none of the Shares will be registered or qualified under the Securities Act of 1933, as amended, and the rules of and regulations thereunder (the "Act"), or under any state securities laws, in reliance upon specific exemptions thereunder for transactions not involving any public offering, and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act and qualification in accordance with any applicable state securities laws with respect to such Shares has become effective, or unless it is established to the satisfaction of GeoAlert that an exemption from such registration and qualification is available. RDS understands and agrees that all certificates representing the Shares will bear a restrictive legend concerning the foregoing restrictions on transferability; that no market presently exists for the Shares, and there can be no assurance that any such market will develop, and that RDS may be required to bear the economic risk of its investment in the Shares for an indefinite period of time.

     3. Representations and Warranties. RDS represents and warrants to Bachmann and GeoAlert that:

     (a) RDS is acquiring the Shares solely for its own account, for investment purposes only, and not with a view to, or with any present intention of, any resale or distribution of the Shares or any part thereof or to divide its participation with others, and no person other than RDS has any interest in or right to the Shares.

     (b) RDS has sufficient knowledge and experience in financial and business matters in general and its is capable of evaluating the merits and risks of an investment in the Shares.

     (c) RDS has been informed and understands that the investment in the Shares is a speculative investment and involves a high degree of risk, and that the amount realized on such investment may be less than the amount invested. In evaluating its investment in the Shares, RDS has consulted with its own investment, legal and tax advisors and has concluded that such investment is not inconsistent with, and is appropriate in light of its overall investment objectives, financial condition and liquidity requirements. RDS is familiar with the nature of and risks inherent to an investment of the type contemplated hereby, the tax aspects of an investment of such type and is financially and otherwise capable of bearing the economic risk of such an investment and can afford the loss of the total amount of such investment.

     (d) RDS understands and acknowledges that (i) the Shares have not been registered under the provisions of the Act or any state securities laws in reliance upon specific exemptions thereunder for transactions not involving any public offering, and the availability of such exemptions depends in part upon the accuracy of its representations and warranties herein, (ii) the Act and applicable state securities laws impose substantial restrictions on the transferability of the Shares, (iii) no market presently exists for the Shares and there can be no assurance that any such market will develop, and (iv) RDS may be unable to liquidate its investment in the Shares and, as a result, may have to hold the Shares and bear the economic risk of its investment for an indefinite period of time.

     In Witness Whereof, the undersigned has executed and delivered this Notice of Option to Exercise to Christine Bachmann and to GeoAlert Incorporated on the date set forth below.

                                             RDS Tasks of Ohio, Inc.


                                             By_________________________________
                                                 Robert D. Symonds,
                                             its President

                                             Date:______________________________